                                                                 Exhibit 10.6(b)


                               STANDARD SUBLEASE


     1. Parties. This Sublease, dated, for reference purposes only, January 13, 1997, is made by and between Rita Medical Systems Inc. therein called "Sublessor") and Computer LANscapes, therein called "Sublessee").

     2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara State of California, commonly known as 967 Shoreline Blvd., Mountain View, California, and described as that +/- 6,104 square foot portion of that larger +/- 18,000 square foot free standing R&D building. See Exhibit
A. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

     3.  Term.

         3.1 Term. The term of this Sublease shall be for approximately 30.5 months commencing on February 1, 1997 and ending on August 15, 1999 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days form said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

     4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $10,682 in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $10,682 as rent for the month of March. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $10,682.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

     6.  Use.

         6.1 Use. The Premises shall be used and occupied only for consulting, application training, and service of computer systems and other legally related uses.

         6.2  Compliance with Law.

              (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within one (1) year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

              (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         6.3 Condition of Premises. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

     7.  Master Lease.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit I, dated July 12, 1994 wherein The Brown Mt. View Joint Venture, is the lessor, hereinafter referred to as the "Master Lessor".

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contraindicated by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 7.1 A&B, 8.1, 8.2b, C, 9.7, 10.1, 10.2, 10.3, 11, 13.3,
16.1, 16.2, 19, 25, 38, 46, 49, 50, 51, 1.3, 1.5, 1.6, 1.7, 3.1, 3.2, 4.1, 4.2,
5, 8.2(a), 8.3, 8.4.

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

         7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

     8.  Assignment of Sublease and Default.

         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request form Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents to paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

     9.  Consent of Master Lessor.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten (10) days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within twenty (20) days of the date hereof said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the term thereof.

         9.3  In the event that Master Lessor does give such consent then:

              (a) Such consent will not release Sublessor or its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

              (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

              (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

              (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

              (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

              (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     10. Brokers Fee.

         10.1 Upon execution hereof by all parties, Sublessor shall pay to Colliers Parrish International, Inc./McMillan Moore & Buchanan, a licensed real estate broker, therein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $N/A for brokerage services rendered by Broker to Sublessor in this transaction.

         10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction to which Sublessor is acting as a sublessor, lessor or seller.

         10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

         10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

         10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third party beneficiary of this paragraph 10.

     11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

     12. Additional Provisions.

         1. This is a full service rent, to include property taxes, insurance, utilities, and outside maintenance.

         2.   The month of February shall be free.

         3. Sublessee, nor its agents or contractors are to be permitted to use or store hazardous materials on subject property during the Sublease term or any extensions thereafter.

         4. Sublessee to be granted a first right of refusal on the adjacent space. Terms for said space shall be the same as the terms and conditions on which a third party is willing to lease the refusal space. However, in no event shall the rent be less than the Sublessee's current rent. Lessee must give Sublessor written notice of its interest to exercise, 3 days from date of Sublessees receipt of the offer. Failure to do so will be deemed sub-lessee's waiver of its right.

         5. Sublessee shall be granted the use of 25 non exclusive parking spaces.

         6. Sublessor to deliver the premises "as is". All Tenant Improvements costs shall be borne by the Sublessee, and performed by licensed contractors, subject to all government codes and permits, prior to construction. Sublessor must approve all plans for any Sublessee Tenant Improvement work, prior to Commencement of work, including Sublessee's intended signage.

              If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by Colliers Parrish International, Inc. or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto,

Executed at RITA MEDICAL SYSTEMS        Rita Medical Systems, Inc.
            --------------------      ---------------------------------------

on     1/21/97                        By /s/: Edward Gough
   -----------------------------         ------------------------------------

address  967 N. Shoreline Blvd.       By
        ------------------------         ____________________________________

Mountain View, CA 94043                          "Sublessor" (Corporate Seal)
------------------------


Executed at COMPUTER LANSCAPES, INC.      Computer LANscapes Inc.
            ------------------------  ---------------------------------------

on     1/17/97                        By /s/: Alex Roosakos
   -----------------------------         ------------------------------------

address 785 Castro Street #C          By
        ------------------------         ____________________________________

Mountain View, CA 94041                          "Sublessee" (Corporate Seal)
------------------------


Executed at _____________________     _______________________________________
on ______________________________     By ____________________________________

address _________________________     By ____________________________________

                                             "Master Lessor" (Corporate Seal)


Executed at _____________________     _______________________________________

on ______________________________     By ____________________________________

address _________________________     By ____________________________________

__________________________________               "Guarantors"

                                   EXHIBIT A

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET


     1.   Basic Provisions ("Basic Provisions")

          1.1 Parties: This Lease ("Lease"), dated for reference purposes only, July 12, 1994 is made by and between The Brown Mountain View Joint Venture ("Lessor") and ZoMed International, a California Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

          1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 967 North Shoreline Boulevard, Mountain View located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) Free-standing building of 18.000+ Sq. Ft. ("Premises"). (See Paragraph 2 for further
                  -
provisions)

          1.3 Term: Five (5) years and 0 months ("Original Term") commencing August 15, 1994 ("Commencement Date") and ending August 14, 1999 ("Expiration Date"). If the Commencement Date has not occurred for any reason whatsoever (other than due to a Lessee delay) on or before August 15, 1994, then in addition to Lessee's other rights or remedies, the date Lessee is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond August 15, 1994. (see Paragraph 3 for further provisions.)

          1.4  Early Possession: N/A ("Early Possession Date") (See Paragraphs
3.2 and 3.3 for further provisions.)

          1.5 Base Rent: ___________ per month ("Base Rent"), payable on the fifteenth (15th) day of each month commencing September 15, 1994 - Lessee shall receive Free Base rent (exclusive of operating expenses) for August 15 - September 14, 1994. (See paragraph 4 for further provisions.)

           [X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. (See Paragraph 4.2)

          1.6 Base Rent Paid Upon Execution: ______________ Base Rent for the period September 15, 1994 through October 14, 1994.

          1.7 Security Deposit: Security Deposit). (See Paragraph 5 for further provisions.)

          1.8 Permitted Use: General office administration, research and development of the medical device industry and warehousing. (See Paragraph 6 for further provisions.)

          1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

          1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties: al represents the Lessor exclusively ("Lessor's Broker"); and XXXXiates represents the Lessee exclusively ("Lessee's Broker"). (See Paragraph 15 for further provisions.)

          1.11 Guarantor: The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See Paragraph 37 for further provisions.)

          1.12 Addenda: Attached hereto are Addenda consisting of Exhibits A &
B.

     2.   Premises.

          2.1 Letting: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

          2.2 Condition: Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the Premises, including, without limitation, the roof, structural elements of the Building and all building systems serving the Premises, including, without limitation, electrical, plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. Notwithstanding the foregoing, non-conformance of the roof with the foregoing warranty shall be remedied by Landlord upon notice, at any time during the term.

          2.3  Compliance with Covenants, Restrictions and Building Code:
Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty dues not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraphs 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within twelve (12) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

          2.4 Acceptance of Premises: Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

          2.5 Operating Expense History: Lessor has provided to Lessee a true and correct breakdown of current operating expenses relating to the Premises for which Lessee shall be responsible in addition to Base Monthly Rent, and Lessor warrants and represents that the current operating expenses for the Premises, limited to real property taxes, landscaping and insurance costs for the Premises, is approximately five and six-tenths cents ($0.056) per square foot of space.

     3.   Term.

          3.1 Term: The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

          3.2 Early Possession: If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     4.   Rent.

          4.1 Base Rent: Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time as provided herein to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar months involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lease.

          4.2 Base Rent Adjustment: Consumer Price Index. It is agreed that on February 14th, 1997, the Base Rent provided for in Paragraph 1.5 on the Lease shall be adjusted in accordance with the following formula based on the Consumer Price Index ("CPI") for All Urban Consumers, subgroup "All Items", San Francisco - Oakland, California Metropolitan Area (1982-84=100) published by the Bureau of Labor Statistics, U.S. Department of Labor (the "Index") published nearest but prior to the date tenant took possession of the premises (the "Beginning Index") and the Index which is published nearest but prior to February 14, 1997 (the "Adjustment Index"). The CPI adjusted base rent shall be calculated by multiplying the base rent provided for in Paragraph 1.5 of the lease by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. In no event, however, shall the adjusted basic rent decrease below the basic rental provided for in Paragraph 1.5 of the lease or any subsequent adjustment hereof, nor shall it be less than four percent (4%) or greater than eight percent (8%) per annum. On such adjustment, the parties shall execute an amendment to the lease stating the new (adjusted) base rent. If the Index is changed so that the base year of the Index differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     5. Security Deposit: Lessee shall deposit with Lessor upon execution hereof the Security `Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under the Lease (as defined in Paragraph 13.1). Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

     6.   Use.

          6.1 Use: Lessee shall use and occupy the Premises only for the purposes set forth in paragraph 1.8. or any other use which is comparable thereto and for no other purpose unless approved in writing by Lessor, which approval shall not be unreasonably withheld. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

          6.2  Hazardous Substances.

               (a) Reportable Uses Require Consent: The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by products or fraction thereof. Lessee shall not engage in any activity in on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor which consent shall not be unreasonably withheld or delayed and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or injury and/or liability therefor. Lessor hereby deems those Hazardous Substances set forth on Exhibit "A" to be ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, Lessor hereby consents to the existence, use, manufacture, storage and transportation of such Hazardous Substances in, on and about the Premises during the Term of this Lease in compliance with Applicable Laws, and acknowledges that the same shall not constitute a Reportable Use under this Lease. If Lessee's use of the Premises changes at any time during the Lease Term from the Permitted Use identified at Paragraph 1.8 hereof, Lessee immediately shall notify Lessor of the change in use and whether any changes are required to the information contained on Exhibit "B."

               (b) Duty to Inform Lessor: If Lessee knows or has reasonable cause to believe that a Hazardous Substance or a condition involving or resulting from same has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor; Lessee shall immediately give written notice of such fact to Lessor. Lessee shall within Lessee's possession or control also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any

Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving Premises.

               (c) Indemnification: Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permits, and attorney's and consultant's fees during the Lease Term arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to the effects of any contamination or injury to person property or the environment created or suffered by Lessee and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved required by law and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

          6.3 Lessee's Compliance with Law: Except as otherwise provided in this Lease, Lessee shall at Lessee's sole cost and expense fully, diligently and in a timely manner comply with all "Applicable Law" which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record permits the requirements of any applicable fire insurance underwriter or rating bureau relating to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within ten (10) business days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

          6.4 Inspection; Compliance: Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, upon one (1) business day's prior written notice and subject to Lessee's reasonable security precautions, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

          6.5 Lessor's Representation and Indemnity: Lessor represents and warrants that, to the best of Lessor's knowledge, prior to and as of the Commencement Date, there have been and are no Hazardous Substances located on, under, in or about the Premises, or the soil, groundwater or surface water thereof. Except to the extent resulting from the release, discharge or emission of Hazardous Substances in violation of Applicable Law on or about the Premises during the term by Lessee, its agents, employees, contractors or invitees, Lessee is released from and shall not be responsible for, and Lessor shall indemnify, defend, protect and hold Lessee, its employees, agents, shareholders, licensees, invitees, officers and directors, harmless from and against, any claims, actions, losses, costs, damages, liabilities or expenses (including, without limitation, reasonable attorneys', experts' and consultants' fees, investigation and laboratory fees) (collectively, "Claims"), arising out of or in connection with any Hazardous Substance (including, without limitation, asbestos) present at any time on, under, in or about the Premises, soil, groundwater or surface water thereof, caused by or resulting from (i) the acts or omissions of Lessor, its agents, employees, contractors or invitees; and (ii) the acts or omissions of any previous tenant of Lessor, or the tenant's agents, employees, contractors or invitees. In addition, except to the extent resulting from the release, discharge or emission of Hazardous Substances on or about the Premises in violation of Applicable Law during the term of this Lease by Lessee, its agents, employees, contractors or invitees, Lessee also is released from and shall not be responsible for any Claims arising out of or in connection with Hazardous Substances present on, under, in or about the Premises caused by any person other than Lessor or its previous tenants (or their agents, employees, contractors or invitees), including, without limitation, caused by migration, dumping or other third party source. Lessor's indemnification and warranty under this Paragraph shall survive termination of this Lease.

     7.   Maintenance; Repairs; Utility Installations; Trade Fixtures and
Alterations:

          7.1  Lessee's Obligations:

               (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), and except to the extent required as a result of the negligence or willful misconduct of Lessor or Lessor's employees, agents, licensees or invitees, Lessee shall, at Lessee's sole cost and expense and at all times keep the Premises and every part thereof in good order, condition and repair excluding structure elements of the Premises, the roof structure, exterior walls and foundation of the Premises (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detector systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitation sewer system) in violation of hazardous substances laws. Lessee, in keeping the Premises in good order, condition and repair shall exercise and perform good maintenance practices.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if located on the
Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

          7.2 Lessor's Obligations: Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises) 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

          7.3  Utility Installations; Trade Fixtures; Alterations:

               (a) Definitions; Consent Required: The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises installed at Lessee's sole expense. The term "Trade Fixtures" shall mean Lessee's machinery and equipment installed at Lessee's sole expense that can be removed without doing material damage to the Premises that cannot be repaired. The term "Alterations" shall mean any modification of the improvements on the Premises from that which provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion installed at Lessee's sole expense. Lessee shall not make any Alterations or Utility

Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations or Alterations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, and the cost thereof in any one instance does not exceed $25,000.00.

               (b) Consent: Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent special consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the terms of this Lease shall be done in good and workmanlike manner, with good and sufficient materials, and in compliance with Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specification therefor. Lessor may (but with no obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $25,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one quarter times the estimated cost of such Alteration or Utility Installation.

               (c) Indemnification: Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee and for use on the Premises, which claims are or may be secured by an mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim, or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one quarter times the amount of such contested lien claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          7.4  Ownership; Removal; Surrender; and Restoration:

               (a) Ownership: Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility

Installations shall, at expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

               (b) Removal: Unless otherwise agreed in writing, Lesser may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

               (c) Surrender/Restoration: Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those stored, used or disposed of by Lessee in or about the Premises), and Alterations or Utility Installations which Lessor states in writing may be surrendered at the termination of the Lease, excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practices by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance, removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to obligation to repair and restore the Premises per this Lease.

     8.   Insurance; Indemnity:

          8.1 Payment For Insurance: Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made Lessee to Lessor within fifteen (15) business days following receipt of an invoice for any amount due.

          8.2  Liability Insurance:

               (a) Carried by Lessee: Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving, or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured Managers or Lessors of Premises Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) Carried by Lessor: In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee, Lessee shall not be named as an additional insured therein.

          8.3  Property Insurance-Building, Improvements and Rental Value:

               (a) Building and Improvements: The Insuring Party shall obtain and keep in force during the term of this lease a policy or policies in the name of Lessor, with loss payable to Lessor (but naming Lessee as an additional insured) and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including coverage for any additional cost resulting from debris removal and reasonable amounts of coverage for the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) Rental Value: The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) Tenant's Improvements: If the Lessor is the Insuring Party, the Lessor shall not be required to Insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

          8.4 Lessee's Property Insurance: Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessee's option, by endorsement to a policy already carried, maintain insurance coverage on all Lessee's personal property, Lessee Owned Alterations and Utility Installations and the Tenant Improvements in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

          8.5 Insurance Policies: Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Vest's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

          8.6 Waiver of Subrogation: The parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by the standard form of "all risk-extended coverage" casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by the way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

          8.7 Indemnity: Except for Lessor's negligence or willful misconduct and/or breach of express warranties or other provisions of this Lease by Lessor or Lessor's agents, employees, contractors or invitees, and subject to Paragraph
8.6 above, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the use of the Premises by Lessee the negligence or willful misconduct of Lessee, its agents, contractors, employees or invitees, and out of any Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonable satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

          8.8 Exemption of Lessor from Liability: Except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, contractors or invitees, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invites, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, contractors, or invitees, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

          8.9 Lessor's Indemnity: Except to the extent caused by the negligence or willful misconduct of Lessee, its agents, employees, contractors, or invites, Lessor shall indemnify, protect, defend and hold harmless Lessee from any and all damages, liabilities, claims, judgements, actions, attorneys' fees, consultants' fees, cost and expenses arising from the negligence or willful misconduct of Lessor or its employees, agents, contractors or invites; any violation of Applicable Law; or the breach of Lessor's obligations or representations under this Lease.

     9.   Damage or Destruction:

          9.1  Definitions:

               (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction.

               (b) "Premises Total Destruction" shall mean damage or destruction to the Premises the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction.

               (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

               (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          9.2 Partial Damage-Insured Loss: If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's a Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect.

          9.3 Partial Damage - Uninsured Loss: If a Premises Partial Damage that is not an insured loss occurs, Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date of the damage or destruction. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of said notice to given written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's commitment in such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

          9.4 Total Destruction: Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by an authorized public authority), this Lease shall terminate as of the date of such Premises Total Destruction, whether or not the damage or destruction in an Insured Loss or was caused by a negligent or willful act of Lessee.

          9.5 Insured Casualty: Lessor shall not have the right to terminate this Lease if damage to or destruction of the Premises results from a casualty ordinarily covered by insurance required to be carried by Lessor under this Lease.

          9.6 Uninsured Casualty: In the case of damage which is not required to be covered by insurance, Lessor shall not have the right to terminate this Lease (i) if the damage is relatively minor (e.g., repair or restoration would take fewer than one hundred twenty (120) days or would cost less than ten percent (10%) of the replacement cost of the Building); or (ii) if Lessee agrees to pay the cost of repair in excess of a pre-agreed base amount.

          9.7 Damage at the End of Lease Term: If the Premises are damaged by any peril during the last twelve (12) months of the Lease Term, and in the reasonable opinion of the Lessor's architect or construction consultant, the restoration of the Premises cannot by substantially completed within sixty (60) days, either party shall have the option to terminate this Lease, which option may be exercised only by delivery to the other party of a written notice of election to terminate within thirty (30) days after the date of such damage; provided, however, that Lessor may not terminate this Lease pursuant to this Paragraph 9.7 if Lessee, at the time of such damage, has an express written option to extend further the Term of this Lease and Lessee exercises such option so to extend further the Lease Term within thirty (30) days following the delivery to Lessee of Lessor's written termination notice.

          9.8 Lessee's Right to Terminate: Lessor shall notify Lessee within thirty (30) days after any damage to or destruction of the Premises, the length of time Lessor reasonably estimates to be necessary for repair or restoration. Lessee shall have the right to terminate this Lease within fifteen (15) days after the receipt of such notice if restoration or repair of the Premises will take more than ninety (90) days.

          9.9 Construction Standard: If this Lease is not terminated by Lessor or Lessee pursuant to this Paragraph, Lessor shall restore the Premises and all tenant improvements installed by Lessor to the condition in which they existed immediately prior to the destructive event.

          9.10 Abatement of Rent: Rent shall be temporarily abated proportionately during any period when, by reason of any damage or destruction, Lessee reasonably determines that there is substantial interference with Lessee's use of the Premises, having regard to the extent to which Lessee may be required to discontinue Lessee's use of the Premises. Such abatement shall commence upon the date of such damage or destruction and end upon substantial completion by Lessor of the repair or reconstruction which Lessor is obligated or undertakes to do. Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the Premises, damage to Lessee's personal property or any inconvenience occasioned by such damage, repair or restoration.

          9.11 Termination - Advance Payments: Upon termination of this Lease pursuant to this Paragraph 9, a prorata adjustment shall be made concerning any advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

          9.12 Waive Statutes: Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

     10.  Real Property Taxes:

          10.1   (a)     Payment of Taxes: Lessee shall pay the Real Property
Taxes, as defined in Paragraph 10.2 applicable to the Premises during the term of the Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installments upon Lessor's request, Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover a period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration if Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          10.2 Definition of "Real Property Taxes": As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income, gift, transfer, conveyance or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge or increase thereon imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, but shall exclude any such tax, fee, levy, assessment or charge, or any increases in the foregoing, caused by or relating to a voluntary or involuntary change in ownership or other conveyance of the Premises.

          10.3 Joint Assessment: If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes, all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuation assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith shall be conclusive.

          10.4 Personal Property Taxes: Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days prior to delinquency thereof as detailed in a written statement setting forth the taxes applicable to Lessee's property.

     11. Utilities: Lessee shall pay for all water, gas, heat, light, power, telephone trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

     12.  Assignment and Subletting:

          12.1   Lessor's Consent Required:

                 (a) Lessee shall not voluntarily or by operations of law assign, transfer, mortgage, or otherwise transfer or encumber (collectively "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                 (b) Lessee may, without Lessor's prior written consent and without any participation by Lessor in assignment and subletting proceeds, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee; or (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization, or government action. For the purpose of this Lease, a sale or transfer of Lessee's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of this Lease or the Premises requiring Lessor's consent. Lessee shall notify Lessor in writing within ten (10) days after any of the foregoing assignments or sublets has become effective.

                 (c) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c)

          12.2   Terms and Conditions Applicable to Assignment and Subletting:

                 (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease (ii) release Lessee of any obligations hereunder, or (iii) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                 (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this lease.

                 (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto so long as Lessor notifies Lessee or anyone else liable on the Lease or sublease and obtain their consent and such action shall not relieve such persons from liability under this Lease or sublease.

                 (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                 (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination and to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including, but not limited to, the intended usage and/or required modification of the Premises if any, together with a non-refundable deposit of $500.00 as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          12.3 Additional Terms and Conditions Applicable to Subletting: The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                 (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor unless received by Lessor.

                 (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

                 (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of the Lessor herein.

                 (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                 (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.

          12.4 Lessor's Response: If Lessor's consent to any assignment or subletting shall not be given or withheld within twenty (20) business days following Lessee's request for consent, such consent shall be deemed given.

     13.  Default; Breach; Remedies:

          13.1 Default; Breach: A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such a Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3.

                 (a) The abandonment of the Premises without payment of Rent or performance of Lessee's other obligations hereunder.

                 (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and where due when such failure continues for three (3) days after receipt of written notice by Lessee from Lessor or the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any other obligation under this Lease where such failure continues for a period of ten (10) days following receipt of written notice thereof by Lessee.

                 (c) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereafter that are to be observed, complied with or performed by Lessee other than those described in subparagraphs (a) or (b) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                 (d) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statue thereto (unless, in the case of a petition filed against Lessor or same is dismissed within sixty (60) days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at, the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, executed by other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph (d) is contrary to any applicable law. This provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                 (e) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder intentionally and materially false.

          13.2 Remedies: If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessor (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn more than three (3) times in any year, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1 with or without further notice, demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the amount of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of time would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages that are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(a), (b) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(a), (b), or (d). In such case, the applicable grace period under subparagraphs 13.1(a), (b), or (d) and the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this lease and/or by said statute.

                 (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations of Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute termination of the Lessee's right to possession.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises is located.

                 (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof prior to such termination or by reason of Lessee's use of the Premises.

          13.3 Inducement Recapture in Event Of Breach: Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon occurrence of a monetary Breach of this Lease, more than three (3) times during the term by Lessee, as defined in Paragraph 13.1(a), any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessee under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breech by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiates the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing to Lessor at the time of such acceptance.

          13.4 Late Charges: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after receipt by Lessee of written notice from Lessor that such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor with incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary. Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

          13.5 Breach by Lessor: Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall be thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that the nature of Lessor's obligation is such that more than thirty (3) days after such notice are reasonably required for its performance, then Lessor shall be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. If Lessor should fail to make payment of any amount payable by Lessor to third parties, or fail to perform any of its other obligations hereunder, and if such failure continues for thirty (30) days following written notice from Lessee (unless the nature of Lessor's obligation is such that more than thirty (30) days is required for performance and Lessor commences such performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion), Lessee shall have the right, in addition to any other rights or remedies it may have under this Lease, or at law or in equity, to cure such default; provided however, in case of emergency, where immediate action is necessary to protect persons or property, Lessee shall have the right to effect such cure immediately, without prior notice to Lessor, but shall notify lessor of the action taken as soon thereafter as is reasonably practicable. All costs incurred by Lessee in effecting such cure, together with interest thereon at the rate of two percent (2%) plus the "prime rate" charged by Bank of America NT & SA or the highest rate permitted by law, whichever is less ("Interest Rate"), from the date such costs were incurred until paid, shall be reimbursed to Lessee by Lessor within thirty (30) days after Lessor's receipt of a statement therefor.

     14. Condemnation: If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of power (all of which are herein called "condemnation"). This Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If the portion of the Premises taken by condemnation materially impairs Lessee's use and occupancy of the Premises in Lessee's reasonable opinion, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days and Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises, and Rent shall be further equitably abated during any restoration of the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade fixtures, Utility Installations, Alterations, personal property and the "bonus value" of the Lease. In the event that this Lease in not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation, repair any damage to the Premises caused by such condemnation, except the extent that Lessee has been reimbursed therefor by the condemning authority and Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair to the extent that Lessee has been reimbursed therefor by the condemning authority.

     15.  [INTENTIONALLY LEFT BLANK.]

     16.  Tenancy Statement:

          16.1 Each Party (as "Responding Party") shall within ten (10) business days after written notice from the other Party (the "Requesting Party") execute, and deliver to the Requesting Party a statement in writing certifying:
(1) that none of the terms or provisions of this Lease have been changed (or, if they have been changed, stating how they have been changed); (2) that this Lease has not been canceled or terminated; (3) the last date of payment of Base Rent and other charges and the time period covered by such payment; and (4) that, to the party's actual current knowledge; the other party is not in default under this Lease (or, if the other party is claimed to be in default, stating why).

          16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such available financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purpose herein set forth.

     17. Lessor's Liability: The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor, provided that the transferee or assignee assumes in writing all of Lessor's obligations under this Lease. Nothing contained herein shall, however, release Lessor from any obligations accruing during such Lessor's ownership or possession of the Premises. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

     18. Severability: The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     19. Interest on Past-Due Obligations: Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraphs 13.4. Notwithstanding anything to the contrary contained in this Lease, for each late payment, (i) Lessee shall not be required to pay interest pursuant to this paragraph 19 if Lessee has paid a late charge pursuant to Paragraph 13.4 hereof for such late payment; and (ii) Lessee shall not be required to pay any such late charge if Lessee has made an interest payment pursuant to this Paragraph 19.

     20. Time of Essence: Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

     21. Rent Defined: All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

     22. No Prior or Other Agreements; Broker Disclaimer: This Lease and the exhibits attached hereto contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

     23.  Notices:

          23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may, by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

          23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier, if any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

     24. Waivers: No waiver by Lessor or Lessee of the Default or Breach of any term, covenant or condition hereof by Lessee or Lessor shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee or Lessor of the same or of any other term, covenant or condition hereof Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be constructed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

     25. Recording: Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

     26. No Right To Holdover: Lessee has no eight to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

     27. Cumulative Remedies: No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     28. Covenants and Conditions: All provisions of this Lease to be observed or performed by Lessee and Lessor are both covenants and conditions.

     29. Binding Effect; Choice of Law: This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the court in which the Premises are located.

     30.  Subordination; Attornment: Non-Disturbance:

          30.1 Subordination: Provided that the ground Lessor, Lender, or other holder of the interest to which this Lease would be subordinated executes a recognition and non-disturbance agreement reasonably acceptable to Lessee which (i) provides that this Lease shall not be terminated so long as no Breach by Lessee exists under this Lease; and (ii) recognizes all of Lessee's rights hereunder, this Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address has been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty
(30) days following receipt of such notice, the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Options granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

          30.2 Attornment: Subject to the non-disturbance provisions of paragraph 30.3 and such recognition and attornment agreement, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, provided that such Lender or other party assumes in writing all of Lessor's obligations under this Lease, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior Lessor or with respect to events occurring prior to acquisition of ownership unless such Lender had previously consented to the same; or (iii) be bound by prepayment of more than one month's rent unless the same was paid to such Lender.

          30.3 Non-Disturbance: With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

          30.4 Self-Executing: Upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and non-disturbance agreement as is provided for herein.

     31. Attorneys Fees: If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whereby compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

     32. Lessor's Access; Showing Premises; Repairs: Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of emergency, and otherwise at reasonable times upon one (1) business day's prior notice, subject to Lessee's reasonable security measures, for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee. Lessor, however, at all times shall minimize any interference with Lessee's operations at the Premises.

     33. Auctions: Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

     34. Signs: Lessee shall have die right to erect and install building and monument signage at Lessee's expense; provided however, that Lessee first obtains all necessary governmental approvals therefor. Lessee shall remove all such signage at Lessee's expense promptly upon the expiration or sooner termination of this Lease. The installation of any sign on the Premises by or for Lessee shall be subject to provision of Paragraph 7 (Maintenance, Repairs, Utility Installation, Trade Fixtures and Alteration).

     35. Termination; Merger: Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate of the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or more of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

     36.  Consents:

          (a) Except for Paragraphs 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent, approval, designation, determination or judgment, of a Party is required, such consent, approval, designation, determination or judgment shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to the Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify hereafter any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as then reasonable with reference to the particular matter for which consent is being given.

     37. Quiet Possession: Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of this provisions of this Lease.

     38.  Options:

          38.1 Definition: As used in this Paragraph 38 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor.

          38.2 Options Personal To Original Lessee: Each Option granted to Lessee in this Lease may only be assigned concurrently with an assignment of this Lease. The Options, if any, herein granted to Lessee are not assignable separately or apart from this Lease, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

          38.3 Multiple Options: In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

          38.4      Effect of Default on Options:

                    (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, during the time the Lessee is in Breach of this Lease.

                    (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 38.4(a).

     39. Security Measures: Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises. Lessee, its agents and invitees and their property from the acts of third parties.

     40. Reservations: Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee or increase Lessee's cost of such use of occupancy or Lessee's obligations hereunder. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

     41. Performance Under Protest: If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the

Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum of any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

     42. Authority: If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

     43. Conflict: Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. Any conflict between this form of the Lease and any Addenda, Work Letter of Exhibits shall be controlled by the latter. This Lease is meant to supersede a previous Lease between the Lessor and VidaMed, Inc. The substance of this Lease is meant to be identical to the previous Lease.

     44. Offer: Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

     45. Multiple Parties: Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

     46. Lessee Improvements: Lessor shall pay for and complete interior improvements "Tenant Improvements" mutually agreed upon as shown on attached Exhibit B.

     47. Truck Access: Lessee will allow passage of semi-truck deliveries in Abbott Critical Care Systems, Hospital Products Division of Abbott Laboratories and Illness Corp., an average of five times per business day through the parking lot.

     48. Right to Inspect Books and Records: Notwithstanding anything to the contrary contained in this Lease, within thirty (30) days after receipt by Lessee of Lessor's statement of operating expenses for any prior calendar year during the Term, Lessee or its authorized representative shall have the right to inspect the books of Lessor during the business hours of Lessor at Lessor's office in the Building, or, at Lessor's option, such other location as Lessor reasonably may specify, for the purpose of verifying the information contained in the statement. Unless Lessee asserts specific errors within thirty (30) days after receipt of the statement, the statement shall be deemed correct as between Lessor and Lessee, except as to individual components subsequently determined to be in error by a future audit.

     49. Option to Extend: Notwithstanding anything to the contrary contained in this Lease:

          (a) Grant of Option: Lessor hereby grants to Lessee one (1) option ("Option") to extend the term of this Lease, for an additional term of five (5) years, commencing when the then existing Term expires, upon the terms and conditions set forth in this Paragraph.

          (b) Exercise of Option: Lessee may exercise such option by giving Lessor written notice of its intention not less than one hundred eighty (180) days' notice prior to the expiration of the then-existing term of the Lease.

          (c) Extended Term Rent: If the Option is exercised, the monthly rent for the Premises shall be the then current fair market monthly rent ("Fair Market Rent") for the Premises as of the commencement date of the applicable extended term, as determined by the agreement of the parties, or, if the parties cannot agree term, then the Fair Market Rent shall be determined by three competent Real Estate Professionals mutually agreeable to the parties. All other terms and conditions contained in this Lease, as the same may be amended from time to time by the parties in accordance with the provisions of this Lease, shall remain in full force and effect and shall apply during the Option Term.

          (d) Rescission: Notwithstanding anything to the contrary contained in this Paragraph, if the monthly rent for an Option period is determined by appraisal and if Lessee does not, in its discretion, approve the rental amount established by the appraisal, Lessee may rescind its exercise of the Option by giving Lessor written notice of its election to rescind within ten (10) days after the receipt of all appraisals. If Lessee rescinds its exercise of the Option, the (i) this Lease shall terminate on the sixtieth (60th) day after Lessee's notice of rescission or on the date this Lease would have otherwise terminated absent Lessee's exercise of the Option, whichever date is later; and
(ii) Lessee shall pay all costs and expenses of the appraisal.

     50. Right of First Refusal: If at any time during the Term, as extended, Lessor shall solicit or receive a bona fide offer in writing ("Offer") from a third party to purchase the Premises, Lessee shall have a right of first refusal ("Right of First Refusal") to purchase the Premises upon the same terms and conditions as set forth in the Offer. Lessor, promptly following Lessor's receipt of the Offer, Shall deliver written notice to Lessee specifying the terms and conditions contained in the Offer. Lessee shall exercise its Right of First Refusal by providing Lessor with written notice of its exercise within twenty (20) business days after the date of receipt of Lessor's notice regarding the Offer. If Lessee exercises its Right of First Refusal within the twenty (20) business-day period, Lessor and Lessee promptly shall execute an amendment to this Lease relating to the Premises, which includes the terms and conditions set forth in the Offer. If Lessee fails to provide Lessor with its written notice of exercise within the twenty (20) business day period, then Lessee shall be deemed to have elected not to exercise its Right of First Refusal with respect to the particular Offer at issue. Notwithstanding the foregoing, if Lessor negotiates with the proposed purchaser terms materially more favorable then those offered to Lessee but rejected, Lessor shall be required to submit the more favorable terms to Lessee for its review. Lessee shall have seven (7) business days after receipt of the more favorable terms to accept or reject the Premises. If Lessee rejects the more favorable terms, Lessor shall be free to enter a purchase agreement with the proposed purchaser. Lessee's Right of First Refusal; shall be continuous during the Term of this Lease and any extension thereof. Lessee's rejection of any particular Offer shall not relieve Lessor of its obligation to again offer the Premises to Lessee at any time that the Premises subsequently becomes available.

     51. Construction of Tenant Improvements: At Lessor's sole cost and expense, Lessor shall construct the improvements ("Tenant Improvements") described in that certain letter from Vance M. Brown & Sons, Inc. to VidaMed Inc., dated July 13, 1994, attached hereto as Exhibit "B" and incorporated by reference herein. The Tenant Improvements shall be constructed in accordance with such attached plans and specifications, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality and in compliance with all Applicable Law (including, without limitation, the Americans with Disabilities Act of 1990). Within thirty (30) days after the Commencement Date, Lessee shall have the right to submit a written "punchlist" to Lessor, setting forth any defective items to be corrected. Notwithstanding anything to the contrary contained in this Lease or in the foregoing, Lessee's acceptance of the Premises or submission of a "punchlist" shall not be deemed a waiver of Lessee's right to have defects in the Tenant Improvements or the Premises repaired at Lessor's sole expense. Lessee shall give notice to Lessor whenever any such defect becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable. Lessor also hereby assigns to Lessee all warranties with respect to the Tenant Improvements, including, without limitation, warranties which would reduce Lessee's maintenance obligations hereunder, and shall cooperate with Lessee to enforce such warranties.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

       IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELAY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF

       THIS LEASE, IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BY CONSULTED.

     The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at_________________________    Executed at__________________________
On__________________________________    On___________________________________

By:  LESSOR                             By:  LESSEE

The Brown Mountain View Joint Venture   ZoMed International
-------------------------------------   -------------------------------------



By:_________________________________    By:__________________________________



Name Printed: Allan Brown               Name Printed: Hugh R. Sharkey
              ----------------------                  -----------------------
Title: Managing Joint Venturer          Title: Executive Vice President
       -----------------------------           ------------------------------
Address: 2747 Park Boulevard            Address: 967 N. Shoreline Boulevard
         ---------------------------             ----------------------------
         Palo Alto, CA  94304                    Mountain View, CA  94043
         ---------------------------             ----------------------------

Phone:   (415) 321-8432                 Phone:   (415) 390-8500
         ---------------------------             ----------------------------

                                   EXHIBIT A
                                   ---------

VidaMed, Inc., Scionex Corporation and ZoMed International do not use hazardous materials as of the signing of the attached lease.

Alex Rossakos
June 22, 1999
Page 2



RITA
MEDICAL SYSTEMS, INC.


June 22, 1999


Alex Roosakos
Cohesive Technology Solutions, Inc.
967 N. Shoreline Blvd.
Suite B
Mountain View, CA 94043

Subject:  Extension of sublease of 967 North Shoreline Boulevard,
          Mountain View, CA 94043

Dear Alex,

This letter shall serve as the formal agreement to extend the sublease between RITA Medical Systems, Inc. ("Sublessor") and Computer LANscapes, Inc. (now Cohesive Technology Solutions, Inc.) ("Sublessee"), said sublease dated 13 January 1997. Reference is made, also, to Addendum One dated as of 13 January 1997 and Addendum Number Two, dated 19 February 1999. The standard sublease agreement as amended by Addendum One and Addendum Two and further described in this letter shall be referred to as the "Sublease Agreement". All capitalized terms are defined in the sublease.

1.   First Extension Term:
     Beginning Date:  August 16, 1999
     Ending Date:     August 15, 2000

2.   Extension of Term:
     As agreed in Addendum Two - dated 19 February 1999

3.   Basic Rent during First Extension Term:
     $13,825.56 per month

4.   Additional Security Deposit:
     $3,143.56 (due upon execution of this sublease extension)

Alex Rossakos
June 22, 1999
Page 2



5. Master Lessor shall implement the following tenant improments which will be completed prior to August 16, 1999:

     HVAC System - brought up to good operating condition
     Exterior painting - touch up as needed
     Parking lot - seal coat and restripe
     Interior painting and acoustic ceiling tile repairs as needed
     Installation of new accent carpet in the Cohesive lobby area (approx. 184 sq. ft), requires sublessee to remove existing furniture, reception desk or computer equipment and replace at end of job
     Repair of existing 2x4 lay in light fixtures, as necessary

Except to the extent amended, by the terms of this letter, all terms and conditions contained in the Sublease Agreement, Addendum One and Addendum Number Two shall remain in full force and effect and shall apply during the First Extension Term.


RITA Medical Systems, Inc.         Cohesive Technology Solutions, Inc.

By: /s/:  Ronald Steckel           By: /s/: Alex Roosakos
    -------------------------          ------------------------

Title:  Vice President             Title:  Managing Partner
      -----------------------            ----------------------

Date:  June 24, 1999               Date:  June 25, 1999
     ------------------------           -----------------------

                              Addendum Number One

Addendum to Sublease dated January 13, 1997 between Rita Medical Systems, Inc. ("Sublessor") and ComputerLANscapes ("Sublessee") for a portion (+6,104 square
                                                                 -
feet) of 967 Shoreline Boulevard, Mountain View, CA.

The following additions apply to Section 12 - Additional Provisions:

1.   Add: "building systems maintenance."

2.   "As written".

3. Add: "except customary amounts of office supplies and janitorial products provided that the use thereof is incidental to Sublessee's use of the Premises and is performed in compliance with applicable laws."

4. Delete and substitute the following: "Sublessee is hereby granted a first right of refusal on any space made available in the building by Sublessor. Prior to subleasing any portion of such space to a third party, Sublessor shall notify Sublessee of such proposed Sublease, and the terms and conditions of such proposed Sublease. Sublessee shall have the option, exercisable by written notice to Sublessor within ten (10) days after Sublessee's receipt of such notice, to Sublease such portion of the adjacent space from Sublessor for the same duration and on the same terms and conditions offered by such third party. If Sublessee fails to exercise such option within such period, Sublessor shall be free to Sublease such portion of such adjacent space to such third party on the terms and conditions specified in the notice to Sublessee. If Sublessor and such third party fail to execute a Sublease agreement within sixty (60) days after the expiration of Sublessee's option period, Sublessee's first, right of refusal shall be revived and shall again apply to any proposed Sublease of such portion of the adjacent space."

5. Add: "Sublessee shall be permitted to mark twelve (12) spaces as "ComputerLANscape Visitor".

6. Add: "Upon signature of this Sublease, Sublessor agrees to allow Sublessee and Sublessee's contractors access to the Premises during normal business hours in order to make improvements. Sublessee's planned improvements shall be per Attachment 1."

Add the following:

7. If Sublessor exercises its option to extend the term of the Master Lease, Sublessee shall have the option to extend the term of this Sublease for the same duration. Sublessor shall notify Sublessee of Sublessor's exercise of such option and Sublessee shall have the option, exercisable by written notice to Sublessor within ten (10) days after Sublessee's receipt of such notice, to extend this Sublease for the same duration. If Sublessee's option is exercised, the monthly rent for the Premises shall be the same as the new rent to be paid by Sublessor to the Master Lessor, on a square footage basis. If Sublessor

Alex Roosakos
June 22, 1999
Page 5



     rescinds its exercise of the extension under the terms of the Master Lease, then Sublessee's exercise of its option to extend this Sublease shall also be deemed rescinded and this Sublease shall then terminate upon termination of the Master Lease.

8. Sublessee shall be permitted to erect a monument sign in the front of the building and a canopy over the entrance to the Premises. Said work to be in consonance with Paragraph 6 of Section 12.

Executed at RITA MEDICAL SYSTEMS             Rita Medical Systems, Inc.
            --------------------------     ---------------------------------

on  1/21/97                                By  /s/: Edward Gough
   -----------------------------------       -------------------------------

address  967 N. Shoreline Blvd.            By ______________________________
        ------------------------------

Mountain View, CA  94043                       Sublessor (corporate seal)
--------------------------------------


Executed at COMPUTER LANSCAPES, INC.         Computer LANscapes Inc.
            ------------------------       ---------------------------------

on  1/17/97                                By  /s/: Alex Roosakos
   --------------------------------          -------------------------------

address  785 Castro Street #C              By ______________________________
        ---------------------------

Mountain View, CA  94041                       Sublessee (corporate seal)
-----------------------------------


Executed at________________________        _________________________________

on ________________________________        By ______________________________

address____________________________        By ______________________________

___________________________________            Master Lessor (corporate seal)

                             [DIAGRAM OF PREMISES]

                              Addendum Number Two

     This Addendum Number Two is an addendum to the Standard Sublease agreement dated January 13, 1997, entered into between RITA Medical Systems, Inc. ("Sublessor") and Computer LANscapes, Inc. (now Cohesive Technology Solutions, Inc., referred to as "Sublessee"). That Standard Sublease agreement, as amended by its Addendum Number One, shall be referred to as the "Sublease Agreement."

Background

     Under the Sublease Agreement, Sublessee has subleased (the "Sublease") from Sublessor certain portions of the premises at 967 Shoreline Blvd., Mountain View, California (the "Subleased Premises"). Under the Sublease Agreement, the term of the Sublease will end on August 15, 1999. The parties wish to extend the term of the Sublease under the terms and conditions of this Addendum. Capitalized terms not otherwise defined in this Addendum shall have the meanings defined for them in the Sublease Agreement.

Agreement

1.   Extension of Term.  The term of the Sublease is hereby extended through
     -----------------
August 15, 2000 (unless sooner terminated pursuant to any provision of the Sublease Agreement). The period from August 16, 1999 through August 15, 2000 shall be referred to as the "First Extension Term." Sublessee shall have options to further extend the Sublease beyond the First Extension Term as provided in
Section 3 below.

2.   Rent During First Extension Term.  During the First Extension Term,
     --------------------------------
Sublessee shall pay to Sublessor, as full compensation for the Sublease of the Subleased Premises, in advance on the 1st day of each month, a proportionate share (on a square footage basis) of the base monthly rent paid by Sublessor to the Master Lessor from time to time for the entire premises at 967 Shoreline Boulevard (which shall be fair market rent, as negotiated in good faith by Sublessor and the Master Lessor). During the First Extension Term, Sublessee shall not be required to pay any additional amounts for property taxes, insurance, utilities, outside maintenance, building system maintenance, janitorial service, or repair. Promptly after final establishment of the base rent to be paid by Sublessor to the Master Lessor, Sublessor shall notify Sublessee of such amount, what Sublessee's proportionate share will be, and what adjustments, if any, will be made to such amount over the time period covered by the Sublease (including extensions). Sublessee shall have the right to elect to cancel the extensions contemplated by this Addendum and to cause the Sublease to terminate on August 16, 1999, by notifying Sublessor of that election within ten
(10) days after receipt of such notice from Sublessor.

3.   Options to Extend.  Sublessor hereby grants to Sublessee two (2) options
     -----------------
("Options") to extend the term of the Sublease, each for an additional term of six (6) months, commencing when the then-existing term expires, on the following terms and conditions:

     (a)  Exercise of Options.  Sublessee may exercise such Options by giving
          -------------------
     Sublessor written notice not less than ninety (90) days prior to the expiration of the then-existing term of the Sublease.

     (b)  Extended Term Rent.  If an Option is exercised, the monthly rent for
          ------------------
     the Premises during such Option term shall be (i) a proportionate share (on a square footage basis) of the base monthly rent paid by Sublessor to the Master Lessor from time to time during such Option term for the entire premises at 967 Shoreline Boulevard, plus (ii) a proportionate share (on a square footage basis) of amounts Sublessor pays to the Master Lessor or third parties for property taxes, insurance, utilities, outside maintenance, building system maintenance, janitorial service, and repair, for the entire premises at 967 Shoreline Boulevard during such month. Notwithstanding the above, for (i) any repair the total cost of which is over $5,000, or (ii) any amount which Sublessee is required to pay under the above provisions which should be treated as a capital improvement under generally accepted accounting principles, Sublessee shall be required to pay only its proportionate share of that portion of the cost corresponding to the ratio of the balance of the remaining term of the Sublease (assuming exercise of all Options) to the total useful life of such capital improvement or repair. If Sublessee does not exercise all of the Options, then Sublessor shall refund a corresponding amount to Sublessee or an appropriate adjustment shall be made to the amount payable by Sublessee.

4.   Additional Amendments to Sublease Agreement.  Section 7 of Addendum
     -------------------------------------------
Number One to the Sublease Agreement is deleted and shall be of no further force or effect. Except to the extent amended, or to the extent inconsistent with the terms of this Addendum, all terms and conditions contained in the Sublease Agreement shall remain in full force and effect and shall apply during the First Extension Term and any Option terms.

Rita Medical Systems, Inc.              Cohesive Technology Solutions, Inc.

By: /s/: Barry Cheskin                  By: /s/: Alex Roosakos
    -------------------------------        --------------------------------

/s/: Barry Cheskin, President & CEO     /s/: Alex Roosakos, Managing Partner
-----------------------------------     ------------------------------------
Printed Name and Title                  Printed Name and Title

Date: February 19, 1999                 Date: February 19, 1999

                                      -3-